Exhibit 10.2

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT is dated 30 June 2020 (this “Amendment”)

PARTIES

(1)

JPMorgan Chase Bank, N.A., London Branch, a company incorporated with limited liability as a National Banking Association whose principal London Office is at 25 Bank Street, Canary Wharf, E14 5JP, London, United Kingdom ("we” or “us”); and

(2)

The Bank of New York Mellon, a banking corporation organized under the laws of the State of New York, whose principal place of business is at 240 Greenwich Street, New York, New York, 10286, United States of America, in its capacity as trustee of the iShares® Gold Trust, formerly known as the iShares® COMEX® Gold Trust ("Trust"), (in such capacity "you")

together (the “Parties”).

WHEREAS, the Parties hereto have previously entered into a Second Amended and Restated Custodian Agreement dated 22 December 2016 (the “Agreement”); and

WHEREAS, the Parties desire to amend Clauses 3.4, which relates to the delivery of gold, and 14.2.1 of the Agreement.

NOW THEREFORE, in consideration of the mutual agreements herein contained, the Parties hereby agree as follows:

1.	Definitions and Interpretation

1.1	Terms defined in the Agreement shall have the same meaning when used in this Amendment, unless defined below.

2.	Amendment of the Agreement

2.1	Pursuant to Clause 15.3 of the Agreement, and with effect from and including 30 June 2020, the Parties agree that the Agreement is hereby amended as stated in this Clause 2.

2.2	The following wording in the heading for Clause 3.4 of the Agreement shall be deleted: “refuse Precious Metal or”.

2.3

The following wording in Clause 3.4 of the Agreement shall be deleted: “; provided, that we will not be required to take any additional delivery of Gold if, after giving effect to such delivery, the aggregate value of Bullion would exceed U.S.$50 billion”.

2.4	For the avoidance of doubt, the remainder of Clause 3.4 of the Agreement shall remain unchanged.

2.5	Clause 14.2.1 of the Agreement shall be deleted in its entirety and replaced with:

“If to us,

JPMorgan Chase Bank, N.A., London Branch

25 Bank Street

Canary Wharf

E14 5JP

London, United Kingdom

Attention: David Nahmanovici, Mark Amlin

Facsimile: +44 120 2345348”

3.	Representations

3.1

Each party represents to the other party that all representations contained in the Agreement are true and accurate as of the date of this Amendment and that all such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment.

4.	Miscellaneous

4.1

Entire Agreement. This Amendment and the Agreement shall constitute the entire agreement and understanding of the parties with respect to their subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto. Except as specifically amended hereby, all other provisions of the Agreement, as amended and supplemented, shall continue in full force and effect.

4.2	Counterparts. This Amendment may be executed and delivered in counterparts, each of which will be deemed an original. Facsimile and electronic signatures shall be acceptable and binding.

4.3	Headings. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

4.4	Governing Law. This Amendment will be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers, as of the date first above written.

[Signature page to follow]

JPMorgan Chase Bank, N.A., London Branch

Signature:	/s/ David Nahmanovici
Title:	Managing Director
Date:	30 June 2020

The Bank of New York Mellon

solely in its capacity as trustee of the iShares® Gold Trust

Signature:	/s/ Patrick Griffin
Title:	Vice President
Date:	June 30, 2020

Pursuant to Section 5.5(a) of the Fourth Amended and Restated Depositary Trust Agreement of iShares Gold Trust, dated as of December 22, 2016, the Sponsor hereby approves of The Bank of New York Mellon, as trustee of the iShares® Gold Trust, of entering into this Amendment Agreement.

Signed on behalf of

iShares Delaware Trust Sponsor LLC

as sponsor of the iShares Gold Trust

Signature:	/s/ Paul C. Lohrey
Title:	President and CEO
Date:	29 June 2020

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